UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported):
August 8, 2007
CASH AMERICA INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Texas (State of incorporation)	1-9733 (Commission File No.)	75-2018239 (IRS Employer Identification No.)
1600 West 7th Street
Fort Worth, Texas 76102
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (817) 335-1100
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01. REGULATION FD DISCLOSURE.
On August 8, 2007, the Company issued a press release announcing that it received gross proceeds in the amount of $16.8 million on the sale of its residual position in its formerly wholly-owned subsidiary, Svensk Pantbelåning. The Company sold Svensk Pantbelåning in September 2004 for cash and two subordinated notes receivable. One of the notes receivable was convertible into approximately 27.7% of the parent company of Svensk Pantbelåning on a fully-diluted basis. Svensk Pantbelåning was sold to a third party in early August. The $16.8 million received in the transaction represented payment of principal and interest owed on the notes receivable and the proceeds on the sale of the Company’s ownership rights under the convertible note. The Company also announced that it will use these proceeds for general corporate purposes, including the opportunity to repurchase Company shares on the open market.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits

Exhibit
No.	Description
99.1	Press Release dated August 8, 2007.
Statement Regarding Forward Looking Information
This release contains forward-looking statements about the business, financial condition and prospects of Cash America International, Inc. and its subsidiaries (the “Company”). The actual results of the Company could differ materially from those indicated by the forward-looking statements because of various risks and uncertainties including, without limitation, changes in demand for the Company’s services, the actions of third parties who offer products and services at the Company’s locations, fluctuations in the price of gold, changes in competition, the ability of the Company to open new operating units in accordance with its plans, economic conditions, real estate market fluctuations, interest rate fluctuations, changes in foreign currency exchange rates, changes in the capital markets, changes in tax and other laws and governmental rules and regulations applicable to the Company’s business, the ability to successfully integrate newly acquired businesses into the Company’s operations and other risks indicated in the Company’s filings with the Securities and Exchange Commission. These risks and uncertainties are beyond the ability of the Company to control, nor can the Company predict, in many cases, all of the risks and uncertainties that could cause its actual results to differ materially from those indicated by the forward-looking statements. When used in this release, terms such as “believes,” “estimates,” “plans,” “expects,” “anticipates” and similar expressions as they relate to the Company or its management are intended to identify forward-looking statements. The Company disclaims any intention or obligation to update or revise any forward-looking statements to reflect events or circumstances occurring after the date of this release.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CASH AMERICA INTERNATIONAL, INC.
Date: August 9, 2007	By:	/s/ J. Curtis Linscott
J. Curtis Linscott, Executive Vice President
General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated August 8, 2007.